EXHIBIT 99.1

GlobalTech Corporation Announces 1-For-3 Reverse Stock Split

RENO, Nev., August 25, 2026 - Globaltech Corporation (OTCQB: GLTK) (“Globaltech” or the “Company”), a publicly-traded technology platform company building AI and data companies inside real operating infrastructure, today announced that it will conduct a reverse stock split of its outstanding shares of common stock at a ratio of 1-for-3 (the “Reverse Stock Split”). The Reverse Stock Split will become effective on August 27, 2026 at 12:01 a.m. PST (the “Effective Time”), with shares expected to begin trading on the OTCQB Market on a split-adjusted basis, at market open on August 27, 2026, or as soon thereafter as FINRA has announced the effectiveness of the Reverse Stock Split. As a result of the Reverse Stock Split, every 3 shares of the Company’s common stock issued and outstanding as of the Effective Time will be converted into one share of the Company’s common stock. No change will be made to the trading symbol for the Company’s shares of common stock, “GLTK”, in connection with the reverse split, provided that for the 20 days of trading after the date the Reverse Stock Split is effective with FINRA, the Company’s common shares will trade on the OTCQB market under the symbol GLTKD, after which the ticker symbol will revert to GLTK.

The sole purpose for the Reverse Stock Split is based on the Board of Directors belief that the Reverse Stock Split will likely be necessary to obtain a listing of our common stock on the Nasdaq Capital Market. While we have applied to list our common stock on the Nasdaq as of the date of this press release, we have not yet been approved to list our common stock by Nasdaq and do not currently meet all of the requirements for uplisting, and may not meet all of the requirements for uplisting in the future. We hope to list our common stock on Nasdaq in the future and expect that the Reverse Stock Split will be necessary for us to meet the minimum bid price and/or minimum closing stock price requirements of Nasdaq. We may not be able to meet the initial listing standards of Nasdaq, even after a Reverse Stock Split, and/or may have our application to Nasdaq rejected. Our common stock may never trade on Nasdaq in the future.

The Reverse Stock Split was approved by the Company’s stockholders at the Company’s Special Meeting of Stockholders held on December 29, 2025 (the “Meeting”) to be effected at the Board’s discretion within certain approved parameters. Following the Meeting, the final ratio was approved by the Company’s Board.

The Reverse Stock Split will reduce the number of shares of the Company’s outstanding common stock from approximately 152 million shares (as of the date of this press release) to approximately 50 million shares, subject to potential changes in the number of outstanding shares through the effective date of the Reverse Stock Split.

The Reverse Stock Split will affect all issued and outstanding shares of common stock. All outstanding options, warrants, and other securities entitling their holders to purchase or otherwise receive shares of common stock will be adjusted as a result of the reverse split, as required by the terms of each security. The number of shares available to be awarded under the Company’s equity incentive plan will also be appropriately adjusted. Following the reverse split, the par value of the common stock will remain unchanged at $0.0001 par value per share. The reverse split will not change the authorized number of shares of common stock or preferred stock. No fractional shares will be issued in connection with the reverse split, and stockholders who would otherwise be entitled to receive a fractional share will instead receive one whole share of common stock in lieu of such fractional share.

Additional information regarding the reverse stock split is available in the Company’s definitive proxy statement originally filed with the U.S. Securities and Exchange Commission (SEC) on December 9, 2025 and a Current Report on Form 8-K which the Company has filed today with the SEC.

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About Globaltech Corporation

Globaltech Corporation (OTCQB: GLTK) is a publicly-traded technology platform company building AI and data companies inside real operating infrastructure. The Company combines revenue-generating operating businesses with AI and data technology platforms across telecommunications, retail commerce, financial technology, enterprise software, e-commerce and sports technology. Through its Center of Excellence, Globaltech seeks to identify, validate and scale technology opportunities using real customer environments, infrastructure, operating workflows and commercialization support.

For more information, please visit www.globaltechcorporation.com.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation: (a) our strategic plans and treasury management initiatives; (b) our need for additional capital, the terms of such capital and the potential dilution to stockholders caused thereby, including through the issuance of additional shares of common stock or upon conversion of outstanding convertible notes; (c) changes in consumer preferences, purchasing behavior, competitive conditions, and industry trends; (d) macroeconomic, geopolitical, and financial market conditions, including inflation, interest rates, tariffs, and consumer spending levels; (e) disruptions to sourcing, manufacturing, supply chain, logistics, labor availability, and the cost or availability of raw materials and finished goods; (f) the Company’s ability to successfully manage inventory, respond to changing fashion trends, maintain the strength of its brands, and execute its retail and growth strategies; (g) foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan and the United Kingdom; (h) the international economic environment, geopolitical developments and unexpected global events, including economic downturns in Pakistan, the United Kingdom and globally, changes in inflation and interest rates, tariffs, increased borrowing costs and potential declines in the availability of funding; (i) the greater political, legal and economic risks associated with operating in emerging markets as compared to more developed markets; (j) the unpredictability of our revenue performance, including because a significant majority of our customers have not entered into long-term fixed contracts with us; (k) our ability to compete in highly competitive markets, which we expect to become increasingly competitive, and our ability to expand our customer base and retain existing customers; (l) our ability to keep pace with technological changes and evolving industry standards; (m) cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, leaks or unauthorized processing of confidential information, and the potential loss of customer confidence resulting therefrom; (n) the highly capital-intensive nature of the telecommunications industry and the substantial and ongoing capital expenditures required to operate and grow our business; (o) the terms of our interconnect agreements and our access to third-party-owned infrastructure and networks over which we have no direct control; (p) increases in license fees and our ability to obtain, maintain, renew or replace licenses, which may be suspended or revoked; (q) risks related to our ability to continue conducting our activities in a manner that does not cause us to be deemed an investment company under the Investment Company Act of 1940, as amended; (r) the loss of important intellectual property rights or third-party claims alleging infringement of intellectual property rights; (s) our substantial indebtedness and debt service obligations, which could materially decrease cash flow and adversely affect our business and financial condition; (t) our ability to maintain ownership and control of Worldcall Telecom Limited and 123 Investments Limited, as well as our status as a controlled company; (u) conflicts of interest; (v) our ability to comply with the extensive variety of laws and regulations applicable to our business and the uncertain judicial and regulatory environments in which we operate; (w) the fact that our operating subsidiaries, assets and certain of our officers and directors are located in Pakistan and the United Kingdom, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; (x) the outcome of legal disputes, claims, investigations and litigation involving regulators, competitors and third parties; (y) risks relating to future divestitures, asset sales, joint ventures and acquisitions; (z) the absence of an active trading market for our common stock and the risk that such a market may not develop or be sustained; (aa) future operating results; (bb) our ability to uplist our common stock to Nasdaq, including the fact that we do not currently meet Nasdaq’s initial listing requirements, may not meet such requirements in the future, may not have our application to list our common stock on Nasdaq be approved on a timely basis, if at all; (cc) the reverse stock split may not achieve intended results, including compliance with listing requirements, and may reduce liquidity or fail to sustain higher stock prices; and (dd) other plans, objectives, expectations and intentions contained in this release that are not historical facts.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Globaltech’s publicly filed reports, including, but not limited to, Globaltech’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, future Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. Globaltech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to Globaltech or any person acting on behalf of Globaltech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Globaltech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Globaltech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Globaltech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Globaltech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Relations Contact

Lucas A. Zimmerman

Managing Director, MZ Group

(262) 357-2918

Company Contact

Dan Green

Chief Executive Officer, Globaltech Corporation

investors@Globaltechcorporation.com

Toll Free: (888) 760-7067

USA: (775) 624-4817

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